UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2012

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 16, 2012, the Company’s Ohio health plan, Molina Healthcare of Ohio, Inc. (“Molina of Ohio”), filed a formal administrative protest with the Ohio Department of Jobs and Family Services (“ODJFS”). The protest relates to the announcement on April 6, 2012 by ODJFS of its intended award of provider agreements pursuant to the Ohio Medicaid Managed Care Plan Request for Applications, Number JFS-R-1213-07-8019 (the “RFA”).

The principal grounds of Molina of Ohio’s RFA protest is that, in scoring certain portions of the Appendix D submission of Molina of Ohio, ODJFS awarded Molina of Ohio zero points for purportedly not following the instructions under Appendix D. Molina of Ohio believes and asserts in its protest filing that the instructions ODJFS had in mind in awarding Molina of Ohio zero points either do not exist, or require such a strained and unreasonable reading of the instructions as to make ODJFS’ conclusion clearly erroneous, and arbitrary and capricious. Molina of Ohio asserts that it did properly follow the explicit instructions of Appendix D. On that basis, and in the interest of fairness, Molina of Ohio requests that ODJFS re-score its Appendix D submission.

In the event ODJFS re-scores Appendix D and awards Molina of Ohio the points it had wrongfully withheld, Molina of Ohio believes it would be among the top five health plans by point total under the RFA in all three regions of the state, and therefore would be entitled to be among the health plans selected under the RFA.

In addition to its principal objection to the Appendix D scoring, the protest filing of Molina of Ohio also notes certain other procedural and scoring deficiencies under the RFA, and seeks relief in the alternative with respect to such other issues.

On April 16, 2012, the Company issued a press release announcing the protest filing by Molina of Ohio. The full text of the press release is included as Exhibit 99.1 to this report.

Note: The information furnished herewith pursuant to Item 7.01 of this current report and the exhibit attached hereto shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This report contains “forward-looking statements” regarding the filing by the Company’s Ohio health plan of an administrative protest with ODJFS and the relief sought therein. All of the Company’s forward-looking statements are based on our current expectations and assumptions that are subject to numerous known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that the Company’s Ohio health plan will be afforded any relief pursuant to its protest filing, and we caution investors not to place undue reliance on these statements. A discussion of the risk factors facing our Company can be found under Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2011, and in our other reports and filings with the Securities and Exchange Commission and available on its website at www.sec.gov. The Company disclaims any intent or obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued April 16, 2012, regarding the protest filing of its Ohio health plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: April 16, 2012	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Sr. Vice President – General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued April 16, 2012, regarding the protest filing of its Ohio health plan.